UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2021

Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-08462	16-1194720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Florence Avenue, Batavia, New York	14020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 343-2216

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	GHM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On June 3, 2021, Graham Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the acquisition of Barber-Nichols LLC, a Colorado limited liability company (“BN”). The Company is hereby filing this Current Report on Form 8-K/A (the “Amendment”) to amend Item 9.01 of the Original Report to present the required financial statements and pro forma financial information. Except for the filing of such financial statements and pro forma financial information this Amendment does not modify or update the Original Report.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of BN as of and for the years ended December 26, 2020 and December 28, 2019, the related notes, and the related report of Plante & Moran, PLLC, independent registered public accounting firm, as set forth in their report thereon, and the financial statements of BN for the three months ended March 31, 2021 (unaudited), are filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company, giving effect to the acquisition of BN, which includes the unaudited pro forma condensed consolidated balance sheet as of March 31, 2021 and the unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2021, and the related notes, are incorporated herein by reference as Exhibit 99.3 hereto.

The pro forma financial information included in this Amendment has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the acquisition of BN occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Company will experience after the acquisition of BN.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Plante & Moran, PLLC

99.1	Audited financial statements of BN as of and for the year ended December 26, 2020 and December 28, 2019, the related notes, and the related report of the independent registered public accounting firm thereon

99.2	The financial statements of BN (unaudited) as of March 31, 2021 and December 26, 2020 and for the three months ended March 31, 2021 and March 31, 2020

99.3	The unaudited pro forma condensed combined financial information of the Company, giving effect to the acquisition of BN, which includes the unaudited pro forma condensed combined balance sheet as of March 31, 2021 and the unaudited pro forma condensed combined statement of operations for the year ended March 31, 2021 and the related notes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation

Date: August 11, 2021	By:	/s/ Jeffrey Glajch
Jeffrey Glajch
Vice President – Finance & Administration and
Chief Financial Officer